UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/18/2008

BANK OF THE JAMES FINANCIAL GROUP INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50548

VA	20-0500300
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

828 Main St., P.O. Box 1200, Lynchburg, VA 24504
(Address of Principal Executive Offices, Including Zip Code)

434-846-2000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On Friday, April 18, 2008, Bank of the James Financial Group, Inc. (the "Company") issued a press release announcing its earnings for the fiscal quarter ended March 31, 2008, the Company's first fiscal quarter. A copy of the press release is attached hereto as Exhibit 99.1 (the "Press Release").

Item 9.01.    Financial Statements and Exhibits

(a) Financial statements of businesses acquired

    Not applicable

(b) Pro forma financial information

    Not applicable

(c) Exhibits

Exhibit No.        Exhibit Description

99.1                  Bank of the James Financial Group, Inc. Press Release dated April 18, 2008

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANK OF THE JAMES FINANCIAL GROUP INC

Date: April 18, 2008.	By:	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated April 18, 2008